               NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                             SEPARATE ACCOUNT -- I

      SUPPLEMENT DATED SEPTEMBER 28, 1999 TO PROSPECTUS DATED MAY 1, 1999
        FOR NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE POLICIES

     This Supplement describes (1) the addition of four new Investment Divisions as Allocation Alternatives under the policies, (2) a reduction in the loan interest spread used to determine the crediting rate of interest on the value in the Loan Account after Policy Year 10 and (3) a change in the commissions paid on policies issued on or after September 28, 1999. It provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meaning as in the Policy Prospectus.

     The Policy Prospectus should be read in light of the following additions and changes:

     The terms "investment options", "Investment Divisions" and Allocation Alternatives should be updated to include the four new Portfolios mentioned below. The addition of these four Portfolios brings the number of Investment Divisions available for investment in the Separate Account to
     22. These new Investment Divisions may not be available in all states.

     Although there are a total of 23 Allocation Alternatives including the Fixed Account, policyowners may only invest in a total of 21 Allocation Alternatives, including the Fixed Account.

     Below is a list of the new Investment Divisions, each of which invests in a corresponding Portfolio of a mutual fund:

--------------------------------------------------------------------------------------
           INVESTMENT DIVISION                             MUTUAL FUND
--------------------------------------------------------------------------------------
     American Century Income & Growth             MainStay VP Series Fund, Inc.
--------------------------------------------------------------------------------------
       Dreyfus Large Company Value                MainStay VP Series Fund, Inc.
--------------------------------------------------------------------------------------
   Eagle Asset Management Growth Equity           MainStay VP Series Fund, Inc.
--------------------------------------------------------------------------------------
       T. Rowe Price Equity Income              T. Rowe Price Equity Series, Inc.
--------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

     A description of the investment objectives of the new Portfolios appears below:

     The MainStay VP American Century Income & Growth Portfolio -- The MainStay VP American Century Income & Growth Portfolio seeks dividend growth, current income and capital appreciation by primarily investing in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

     The MainStay VP Dreyfus Large Company Value Portfolio -- The MainStay VP Dreyfus Large Company Value Portfolio seeks capital appreciation by investing principally in a portfolio of publicly traded equity securities of domestic and foreign issuers which are characterized as value companies.

     The MainStay VP Eagle Asset Management Growth Equity Portfolio -- The MainStay VP Eagle Asset Management Growth Equity Portfolio seeks growth through long-term capital appreciation by investing in common stocks that Eagle Asset Management, Inc., the Portfolio's subadviser, believes have sufficient growth potential to offer above average long-term capital appreciation.

     The T. Rowe Price Equity Income Portfolio -- The T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income and also long-term capital appreciation by primarily investing in dividend-paying stocks, particularly of established companies, with favorable prospects for both increasing dividends and capital appreciation.

THE UNDERLYING MUTUAL FUNDS

     Information relating to the MainStay VP Series Fund Inc. and the T. Rowe Price Equity Series, Inc. appears below:

     Mainstay VP Series Fund, Inc. -- The Separate Account currently invests in fourteen Portfolios of the MainStay VP Series Fund, Inc. MacKay-Shields Financial Corporation, Monitor Capital Advisors, Inc., Madison Square Advisors, Inc. and New York Life Insurance Company provide investment advisory services to these Portfolios in accordance with the policies, programs and guidelines established by the Board of Directors of the MainStay VP Series Fund, Inc. American Century Investment Management, Inc., The Dreyfus Corporation and Eagle Asset Management, Inc. provide investment subadvisory services to certain Portfolios. As compensation for providing investment advisory services, MainStay VP Series Fund, Inc. pays each investment adviser a fee. See the supplement to the MainStay VP Series Fund, Inc. prospectus which is attached to this supplement.

     The three new Portfolios of the MainStay VP Series Fund, Inc., their investment advisers, subadvisers and fees are listed in the table below.

----------------------------------------------------------------------------------------------
           INVESTMENT ADVISERS                      PORTFOLIOS               ADVISORY FEE
           -------------------                      ----------               ------------
                                                                           (AS A PERCENTAGE
                                                                           OF THE AGGREGATE
                                                                           DAILY NET ASSETS)
----------------------------------------------------------------------------------------------
  Adviser: New York Life Insurance Company  MainStay VP American                 0.50%
                                            Century Income & Growth
  Subadviser: American Century
  Investment Management Inc.
----------------------------------------------------------------------------------------------
  Adviser: New York Life Insurance Company  MainStay VP Dreyfus                  0.60%
                                            Large Company Value
  Subadviser: The Dreyfus Corporation
----------------------------------------------------------------------------------------------
  Adviser: New York Life Insurance Company  MainStay VP Eagle Asset              0.50%
                                            Management Growth Equity
  Subadviser: Eagle Asset Management, Inc.
----------------------------------------------------------------------------------------------

     T. Rowe Price Equity Series, Inc. -- The Separate Account currently invests in the T. Rowe Price Equity Income Portfolio of the T. Rowe Price Equity Series, Inc. Currently, the T. Rowe Price Equity Income Portfolio is the only Eligible Portfolio available through the T. Rowe Price Equity Series, Inc. for investment by the Separate Account.

     T. Rowe Price Associates, Inc. provides investment advisory services to the
T. Rowe Price Equity Income Portfolio in accordance with the policies, programs and guidelines established by the Board of Trustees of the T. Rowe Price Equity Series, Inc. As compensation for such services, the T. Rowe Price Associates, Inc. pays a management fee in the form of a daily charge at an annual rate of 0.85% of the average daily net assets of the T. Rowe Price Equity Income Portfolio. See the prospectus for the T. Rowe Price Equity Series, Inc. which is attached to this supplement.

FUND CHARGES

     The information below is added to the Fund charges table which appears on page 11 of the Policy Prospectus:

                                          MAINSTAY VP    MAINSTAY VP    MAINSTAY VP
                                           AMERICAN        DREYFUS      EAGLE ASSET
                                            CENTURY         LARGE       MANAGEMENT       T. ROWE
                                           INCOME &        COMPANY        GROWTH       PRICE EQUITY
                                            GROWTH          VALUE         EQUITY          INCOME
                                          -----------    -----------    -----------    ------------
Fund Annual Expenses After
  Reimbursement (as a % of average net
  assets)
Management Fees.......................       0.50%          0.60%          0.50%           0.85%
Administration Fees...................       0.20%          0.20%          0.20%             --
Other Expenses........................       0.15%*         0.15%*         0.15%*            --
Total Annual Expenses.................       0.85%          0.95%          0.85%           0.85%

------------

* These numbers reflect an expense reimbursement agreement effective through December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement agreement, the "Total Annual Expenses" would have been 1.30%, 1.39% and 1.28% for MainStay VP American Century Income & Growth Portfolio, MainStay VP Dreyfus Large Company Value Portfolio and MainStay VP Eagle Asset Management Growth Equity Portfolio, respectively.

LOANS

     On page 25 of the Policy Prospectus, the last paragraph of the section entitled "LOANS -- Loan Account" is deleted and is replaced by the following new section:

         INTEREST ON VALUE IN LOAN ACCOUNT

              The amount held in the Loan Account earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate and in no event less than 4%. Currently, the amount in the Loan Account is credited with interest at a rate that is 2% less than the effective annual loan interest rate during the first 10 Policy Years, and we currently expect to credit 0.5% less than the effective annual loan interest rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

SALES AND OTHER AGREEMENTS

     On page 36 of the Policy Prospectus, the last paragraph of the section entitled "SALES AND OTHER AGREEMENTS" is deleted and is replaced by the following paragraphs:

          For policies issued prior to September 28, 1999, the commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (5% in Policy Years two through ten) plus 3% of premiums paid in excess of such amount. Commissions paid in Policy Years eleven and beyond are 2% of premiums paid.

          For policies issued on or after September 28, 1999, the commissions paid during a policy's first year will not exceed 35% of the premiums paid up to a policy's surrender charge premium (2.5% in Policy Years two through ten) plus 1.25% of premiums paid in excess of such amount. No commissions are paid in Policy Years eleven and beyond. Apart from commissions, registered representatives may receive compensation for policy administration services which they provide pursuant to the terms of a service agreement.

          A table of surrender charge premium rates per thousand appears in Appendix B to the Policy Prospectus.

Appendix A is eliminated and replaced in its entirety by the following:

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the age, initial death benefit and premium as follows:

     The tables are for a policy issued to a male, non-smoker, age 45, on a medically underwritten basis, with a scheduled annual premium of $7,500 and an initial death benefit of $350,000. It assumes that Life Insurance Benefit Option 1 and Internal Revenue Code Section 7702 Guideline Premium Corridor Table have been selected. It also assumes that 100% of the Net Premium is allocated to purchase Accumulation Units.

     The tables show how the Cash Value, Cash Surrender Value and death benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the benefit, of the policy with other corporate sponsored variable life insurance plans.

     The Cash Value, Cash Surrender Value and universal death benefit for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Account, the Fixed Account, and the Loan Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated.

     The first table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from Planned Premiums and the Accumulation Value at their current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.70% (for Policy Years one through ten) and a currently expected annual rate of 0.30% (for Policy Years eleven and later), which is deducted daily.

     The second table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from planned premium and the Accumulation Value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.90% (for all Policy Years), which is deducted daily.

     The tables also reflect total assumed investment advisory fees together with the expenses incurred by the Funds of 0.77% of the average daily net assets of the Funds. The total is based upon (a) 0.45% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.13% of average daily net assets, which is an average of the administrative fees for each Portfolio; and (c) 0.19% of average daily net assets, which is an average of the other expenses after expense reimbursement for each Portfolio. Actual fees and expenses of the Funds may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible and MainStay VP International Equity Portfolios reflect an expense reimbursement agreement that ended December 31, 1998 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1998 would have been 1.17% for the MainStay VP International Equity Portfolio.

     "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value and MainStay VP Eagle Asset Management Growth Equity Portfolios reflect an expense reimbursement agreement effective through December 31, 1999 limiting "Other Expenses" to 0.15% annually. In the absence of the expense reimbursement agreement, the "Total Fund Annual Expenses" would have been 1.30%, 1.39% and 1.28% for the MainStay VP American Century Income & Growth Portfolio, MainStay VP Dreyfus Large Company Value Portfolio and MainStay VP Eagle Asset Management Growth Equity Portfolio, respectively.

     For the Calvert Social Balanced Portfolio, the fees are based on expenses for the fiscal year 1998, and have been restated to reflect the complete assessment of transfer agency expenses of 0.01% expected to be incurred in 1999. "Other Expenses" reflect an indirect fee. "Total Fund Annual Expenses" after reductions for fees paid indirectly, which are restated, would have been 0.86%.

     A portion of the brokerage commissions that the Fidelity VIP II Contrafund and Fidelity VIP Equity Income Portfolios pay was used to reduce the Portfolios' expenses. In addition, these Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.66% for the Fidelity VIP II Contrafund Portfolio and 0.57% for the Fidelity VIP Equity-Income Portfolio.

     The "Total Fund Annual Expenses" for the Janus Aspen Series Worldwide Growth Portfolio include a fee reduction to reduce the "Advisory Fees" to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the "Advisory Fees" and then against "Other Expenses". Janus Capital Corporation has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Absent such waivers or reductions, the "Total Fund Annual Expenses" for the fiscal year ended December 31, 1998 would have been 0.74% for the Portfolio.

     Morgan Stanley Dean Witter Investment Management Inc. has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. However, Morgan Stanley Dean Witter has reflected under "Other Expenses" the Portfolio's interest and foreign tax expenses incurred in 1998 which were equal to 0.20% of the Portfolio's average daily net assets. The fee waivers and reimbursements described above may be terminated by Morgan Stanley Dean Witter at any time without notice. Absent such reductions, it is estimated that "Advisory Fees",

"Administration Fees" and "Total Fund Annual Expenses" would be 1.25%, 0.25% and 3.45%, respectively.

     Taking into account the assumed charges for mortality and expense risks in the Separate Account and the average fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of -1.46%, 4.45% and 10.36%, respectively, based on the current charge for mortality and expense risks, applicable to Policy Years one through ten; -1.07%, 4.87% and 10.80%, respectively, based on the current expected charge for mortality and expense risks, applicable to Policy Years eleven and later, and -1.66%, 4.24% and 10.14%, respectively, based on the guaranteed maximum charge for mortality and expense risks, applicable to all Policy Years.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the scheduled annual premium was invested and earned interest, after taxes, at 5% per year, compounded annually.

     We will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

          CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

          MALE ISSUE AGE: 45, N0N-SMOKER MEDICALLY UNDERWRITTEN CLASS SCHEDULED ANNUAL PREMIUM: $7,500
INITIAL FACE AMOUNT:  $350,000
SECTION 7702 GUIDELINE PREMIUM CORRIDOR TEST
LIFE INSURANCE BENEFIT OPTION 1

ASSUMING GUARANTEED CHARGES

                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                7,875          350,000    350,000    350,000     5,148      5,504      5,861     4,122      4,478      4,835
     2               16,144          350,000    350,000    350,000    10,113     11,143     12,217     9,087     10,117     11,191
     3               24,826          350,000    350,000    350,000    14,900     16,928     19,127    13,875     15,902     18,102
     4               33,942          350,000    350,000    350,000    19,477     22,829     26,614    18,452     21,804     25,589
     5               43,514          350,000    350,000    350,000    23,849     28,860     34,749    22,824     27,834     33,723
     6               53,565          350,000    350,000    350,000    28,023     35,031     43,609    27,204     34,212     42,790
     7               64,118          350,000    350,000    350,000    31,968     41,318     53,245    31,352     40,702     52,629
     8               75,199          350,000    350,000    350,000    35,653     47,697     63,717    35,243     47,287     63,307
     9               86,834          350,000    350,000    350,000    39,085     54,183     75,133    38,878     53,976     74,927
    10               99,051          350,000    350,000    350,000    42,235     60,755     87,583    42,235     60,755     87,583
    15              169,931          350,000    350,000    350,000    53,216     94,744    170,201    53,216     94,744    170,201
    20              260,394          350,000    350,000    375,073    53,915    130,060    307,437    53,915    130,060    307,437
    30              523,206             *       350,000    944,654      *       196,673    882,854      *       196,673    882,854

------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.
 * Without additional premiums above the annual scheduled premium, the policy would terminate in this scenario.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

          CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE INSURANCE POLICY

          MALE ISSUE AGE:  45, NON-SMOKER MEDICALLY UNDERWRITTEN CLASS
                SCHEDULED ANNUAL PREMIUM:  $7,500
                INITIAL FACE AMOUNT:  $350,000
                SECTION 7702 GUIDELINE PREMIUM CORRIDOR TEST
                LIFE INSURANCE BENEFIT OPTION 1

ASSUMING CURRENT CHARGES

                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                       ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
               TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)      PLUS INTEREST AT 5%    -----------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%        6%         12%        0%        6%         12%        0%        6%         12%
-----------   ---------------------   -------   -------   ---------   -------   -------   ---------   -------   -------   ---------
     1                 7,875          350,000   350,000     350,000     6,333     6,731       7,130     5,307     5,705       6,104
     2                16,144          350,000   350,000     350,000    12,487    13,674      14,909    11,462    12,649      13,884
     3                24,826          350,000   350,000     350,000    18,501    20,876      23,445    17,475    19,850      22,420
     4                33,942          350,000   350,000     350,000    24,362    28,335      32,805    23,337    27,310      31,780
     5                43,514          350,000   350,000     350,000    30,076    36,068      43,082    29,050    35,043      42,056
     6                53,565          350,000   350,000     350,000    35,635    44,080      54,366    34,816    43,261      53,547
     7                64,118          350,000   350,000     350,000    41,027    52,370      66,754    40,411    51,754      66,138
     8                75,199          350,000   350,000     350,000    46,134    60,837      80,255    45,724    60,427      79,846
     9                86,834          350,000   350,000     350,000    51,175    69,705      95,205    50,969    69,498      94,999
    10                99,051          350,000   350,000     350,000    56,150    78,992     111,758    56,150    78,992     111,758
    15               169,931          350,000   350,000     350,000    79,534   133,183     228,339    79,534   133,183     228,339
    20               260,394          350,000   350,000     517,539    97,624   199,988     424,212    97,624   199,988     424,212
    30               523,206          350,000   427,106   1,372,869   114,549   399,165   1,283,055   114,549   399,165   1,283,055

------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or partial withdrawal has been made.

     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.